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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 11, 1998

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

                                      TEXAS
                 (State or other jurisdiction of incorporation)

          1-6402-1                                         74-1488375
(Commission File Number)                       (IRS Employer Identification No.)

1929 Allen Parkway, Houston, Texas                            77019
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (713) 522-5141




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ITEM 5.           OTHER EVENTS

         On August 27, 1996, Service Corporation International (the "Company") filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-10867) under the Securities Act of 1933, as amended, relating to the public offering from time to time of up to $1,000,000,000 in aggregate initial offering price of debt securities, common stock and common stock warrants of the Company.

         On March 11, 1998, the Company entered into (i) an Underwriting Agreement with J.P. Morgan Securities Inc., Chase Securities Inc., Citicorp Securities, Inc., BancAmerica Robertson Stephens and Societe Generale Securities Corporation with respect to $200,000,000 aggregate principal amount of its 6.50% Notes due March 15, 2008, and (ii) an Underwriting Agreement with J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC with respect to $300,000,000 aggregate principal amount of its 6.30% Dealer remarketable securities sm ("Drs.sm") due March 15, 2020. On March 16, 1998, the Company entered into a Remarketing Agreement with J.P. Morgan Securities Inc. with respect to the remarketing of the Drs. Both Underwriting Agreements, the Global Securities issued pursuant thereto and the Remarketing Agreement are attached as exhibits.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c) The following exhibits to Registration Statement on Form S-3 (Registration No. 333-10867) are filed as part of this report on Form 8-K.


Exhibit 1.1 Underwriting Agreement dated as of March 11, 1998 between the Company and J.P. Morgan Securities Inc., Chase Securities Inc., Citicorp Securities, Inc., BancAmerica Robertson Stephens and Societe Generale Securities Corporation with respect to $200,000,000 aggregate principal amount of the Company's 6.50% Notes due March 15, 2008.

Exhibit 1.2 Underwriting Agreement dated as of March 11, 1998 between the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC with respect to $300,000,000 aggregate principal amount of the Company's 6.30% Dealer remarketable securities sm due March 15, 2020.


Exhibit 1.3 Remarketing Agreement dated as of March 16, 1998 between the Company and J.P. Morgan Securities Inc.



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Exhibit 1.4       Form of Global Security dated March 16, 1998 with respect to
                  $200,000,000 aggregate principal amount of the Company's 6.50% Notes due March 15, 2008.

Exhibit 1.5 Form of Global Security dated March 16, 1998 with respect to $200,000,000 aggregate principal amount of the Company's 6.30% Dealer remarketable securitiessm due March 15, 2020.

Exhibit 1.6 Form of Global Security dated March 16, 1998 with respect to $100,000,000 aggregate principal amount of the Company's 6.30% Dealer remarketable securitiessm due March 15, 2020.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SERVICE CORPORATION INTERNATIONAL


Date: March 24, 1998                           By:  /s/ James M. Shelger
                                                  ------------------------------
                                                  James M. Shelger
                                                  Senior Vice President
                                                  General Counsel and Secretary



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                                INDEX TO EXHIBITS


Exhibit No.       Description of Exhibit
-----------       ----------------------
 1.1              Underwriting Agreement dated as of March 11, 1998 between the
                  Company and J.P. Morgan Securities Inc., Chase Securities
                  Inc., Citicorp Securities, Inc., BancAmerica Robertson
                  Stephens and Societe Generale Securities Corporation with
                  respect to $200,000,000 aggregate principal amount of the
                  Company's 6.50% Notes due March 15, 2008.

 1.2              Underwriting Agreement dated as of March 11, 1998 between the
                  Company and J.P. Morgan Securities Inc., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co.
                  Incorporated and UBS Securities LLC with respect to $300,000,000 aggregate principal amount of the Company's 6.30%
                  Dealer remarketable securities sm due March 15, 2020.

 1.3              Remarketing Agreement dated as of March 16, 1998 between the
                  Company and J.P. Morgan Securities Inc.

 1.4              Form of Global Security dated March 16, 1998 with respect to
                  $200,000,000 aggregate principal amount of the Company's 6.50%
                  Notes due March 15, 2008.

 1.5              Form of Global Security dated March 16, 1998 with respect to
                  $200,000,000 aggregate principal amount of the Company's 6.30%
                  Dealer remarketable securitiessm due March 15, 2020.

 1.6              Form of Global Security dated March 16, 1998 with respect to
                  $100,000,000 aggregate principal amount of the Company's 6.30%
                  Dealer remarketable securitiessm due March 15, 2020.